DoubleLine ETF Trust Prospectus March 31, 2023

Fixed Income
DoubleLine Commercial Real Estate ETF (DCMB)
DoubleLine Mortgage ETF (DMBS)

Please read this document carefully before investing, and keep it for future reference.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
DoubleLine Commercial Real Estate ETF (DCMB)
Investment Objective
The DoubleLine Commercial Real Estate ETF’s (the “Fund” or “Commercial Real Estate ETF”) investment objective is to seek current income and capital preservation. As a secondary objective, the Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The investment advisory agreement between DoubleLine ETF Trust (the “Trust”) and DoubleLine ETF Adviser LP (the “Adviser”), the Fund’s adviser (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, dividends and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, acquired fund fees and expenses, accrued deferred tax liabilities, distribution fees or expenses, and any extraordinary expenses (such as litigation). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.39%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	$40
3 Years	$125
Portfolio Turnover
The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in commercial real estate instruments or other investments with economic characteristics similar to commercial real estate instruments, such as derivative instruments (including credit default swaps). These investments include agency and non‑agency commercial mortgage-backed securities, commercial real estate collateralized loan obligations (“CLOs”), Real Estate Mortgage Investment Conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property (“REMICs”) and Re‑REMICs (which are REMICs that have been re‑securitized), and single asset, single borrower loans.

The Fund may also invest in securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations, as well as cash and cash equivalents.
The Fund’s investments may bear fixed or variable interest rates of any maturity. The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of such policy. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days in advance of the change.
The Fund expects to invest primarily in instruments rated, at the time of purchase, A‑ to AAA by S&P or the equivalent by any other nationally recognized statistical rating organization.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other registered investment companies, including other open‑end or closed‑end investment companies and ETFs, in each case affiliated or unaffiliated with the Fund. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.
In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.
The portfolio managers utilize active asset allocation in managing the Fund’s investments and have significant latitude to invest across fixed income sectors with varying weightings.
The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time. The Fund may invest in individual securities of any maturity or duration.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, exposure to one or more asset classes or issuers. When seeking to effect or create investment leverage, the Fund typically will use derivatives transactions. The Fund may use futures contracts and options on futures contracts, in order to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; put and call options, and exchange-traded and structured notes, to take indirect positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures.
Portfolio securities may be sold at any time. Sales typically occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target. The Fund’s investment strategy may involve active and frequent trading of portfolio securities.
The Fund is classified as a non‑diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre‑paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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LIBOR phase out/transition risk: the London Interbank Offered Rate (“LIBOR”) has historically been the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR has also historically been a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, which may only occur in creation units. To satisfy such redemptions, the Fund may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Please see “debt securities risks – interest rate risk” herein for more information.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Although the Fund will not focus or concentrate its investments in companies within the real estate sector, the risk characteristics of the Fund’s portfolio will be closely tied to that of the real estate sector, which is described immediately below.

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real estate sector and commercial real estate markets risk: the risk that commercial real estate-related investments may decline in value as a result of factors affecting the real estate sector (and, in particular, the commercial real estate markets), such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local, regional, and general market conditions. Commercial real estate loans are secured by commercial property and are subject to the risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily on the successful operation of such property. If a borrower’s net operating income is reduced due to changing national, regional or local economic conditions, changes in business demand, social unrest and civil disturbances, political unrest, global health crises, or other reasons, then the borrower’s ability to repay the loan may be impaired. Tenant mix, success of tenant businesses, property management decisions, property location and conditions, competition from comparable properties, changes in laws that increase operating expenses or limit rents that may be charged, the need to address environmental issues associated with a property, declines in real estate values, increases in interest rates or taxes, and increase in regulatory and compliance costs can all negatively affect returns on investments in commercial real estate.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of another investment company and in either case will be subject to the risks described above.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

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operational and information security risks: an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•	ETF related risks:

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authorized participant concentration risk: as an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” Only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase (or create) and redeem shares directly from the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

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secondary market trading risk: as an ETF, shares of the Fund trade on an exchange, the NYSE Arca, Inc. (the “Exchange”). The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

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absence of active market: although the Fund’s shares are currently listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV.

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early close/trading halt/delisting risk: trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of a Fund inadvisable. Additionally, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. The Fund must satisfy various standards established by the Exchange in order to ensure that Fund shares can continue to be listed for trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met.

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trading in fund shares is subject to expenses: most Fund investors will buy and sell Fund shares on the Exchange or on another secondary market. When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by brokers as determined by that broker. In addition, secondary market investors will also incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.”

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fund shares may be sold short: shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

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fund shares may trade at prices other than NAV: shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours in response to relative supply of and demand for Fund shares on the Exchange and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Fund shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of a shareholder’s investment. During such periods, shareholders may be unable to sell their shares, may pay significantly more than NAV when buying Fund shares, or may receive significantly less than NAV when selling Fund shares.

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active management risk: the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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limited operating history risk: the Fund is newly formed and has no or a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non‑diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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non‑diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

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collateralized debt obligations risk: the risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders. Shareholder redemptions can only be effected in creation units of the Fund.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other investment vehicles sponsored or advised by the Adviser or a related party of the Adviser over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.
Performance
Because this is a new Fund that does not yet have an operating history, a bar chart and table describing the Fund’s annual performance are not yet available. Once available, information on the Fund’s investment results, including its NAV per share, can be obtained at no charge by calling (855) 937‑0772 or by visiting the Fund’s website at www.doubleline.com.
Investment Adviser
DoubleLine ETF Adviser LP is the investment adviser to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Morris Chen	Since the Fund’s inception in 2023	Portfolio Manager
Mark Cho	Since the Fund’s inception in 2023	Portfolio Manager
Robert Stanbrook	Since the Fund’s inception in 2023	Portfolio Manager

Purchase and Sale of Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid‑ask spread”). Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid‑ask spreads, will be available on the Fund’s website at www.doubleline.com.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax‑advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Fund Summary
DoubleLine Mortgage ETF (DMBS)
Investment Objective
The DoubleLine Mortgage ETF’s (the “Fund” or “Mortgage ETF”) investment objective is to seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index, the Bloomberg U.S. Mortgage-Backed Securities Index, over a full market cycle.
Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The investment advisory agreement between DoubleLine ETF Trust (the “Trust”) and DoubleLine ETF Adviser LP (the “Adviser”), the Fund’s adviser (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, dividends and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, acquired fund fees and expenses, accrued deferred tax liabilities, distribution fees or expenses, and any extraordinary expenses (such as litigation). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.49%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	$50
3 Years	$157
Portfolio Turnover
The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in residential mortgage-backed securities (RMBS) and other residential mortgage-related securities (together, “Residential Mortgage Securities”) deemed to be rated investment grade at the time of purchase. Residential Mortgage Securities in which the Fund may invest include, without limitation: residential mortgage-related securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities; pass-through securities, including government, private, and multiclass pass-through securities; stripped mortgage securities (interest-only and principal-only securities); mortgage servicing rights; single-family rental-related securities (“SFRs”); collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property (“REMICS”) and Re‑REMICs (which are REMICs that have been re‑securitized); loan participations and similar instruments; credit risk transfer securities that, while not backed by mortgage loans, have credit exposure to a pool of mortgage loans acquired by the government-sponsored entity or private entity issuing the securities; instruments backed by collateral such as performing, non‑performing (i.e., loans currently delinquent or in default) and/or re‑performing loans (i.e., loans previously, but no longer, delinquent or in default), qualified and non‑qualified mortgage loans; and mortgage-related derivatives such as inverse floaters (instruments whose coupon rate is inversely related to the reference rate), inverse interest-only securities and repurchase agreements. The Fund’s investments may bear fixed or variable interest rates of any maturity. The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of such policy. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days in advance of the change.
The Adviser expects normally to invest at least 50% of its net assets (plus the amount of any borrowings for investment purposes) in Residential Mortgage Securities issued and guaranteed by the U.S. government, its agencies, instrumentalities or sponsored corporations such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).
Although under normal circumstances the Fund intends to invest primarily in Residential Mortgage Securities deemed to be rated investment grade (i.e., securities rated Baa3/BBB‑ or higher) at the time of purchase, the Fund may also invest in certain other fixed-income securities as contemplated herein, including derivatives, U.S. government securities, and other cash and cash-equivalents.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other registered investment companies, including other open‑end or closed‑end investment companies and ETFs, in each case affiliated or unaffiliated with the Fund. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.
In selecting among available Residential Mortgage Securities, the Fund expects to consider, among other things, available yield, duration characteristics, collateral quality, level of correlation to other risk assets, supply/demand technicals, and sponsor quality. The Fund may invest in any level of the capital structure of an issuer, including subordinated or residual tranches and the equity or “first loss” tranche.
The portfolio managers utilize active asset allocation in managing the Fund’s investments and have significant latitude to invest across fixed income sectors with varying weightings.
The Adviser has broad discretion to manage the Fund’s portfolio duration; however, the Adviser expects normally to construct an investment portfolio with a dollar-weighted average effective duration within two years (plus or minus) of that of its benchmark index, the Bloomberg U.S. Mortgage-Backed Securities Index, which was approximately 6 years as of March 1, 2023. The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The Fund may invest in individual securities of any maturity or duration. The effective duration of the Fund’s investment portfolio may vary significantly from time to time and may be negative at certain times, and there is no assurance that the effective duration of the Fund’s investment portfolio will remain within the targeted range described above.
The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the purchase and sale of securities of different durations and through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes, in lieu of cash investments or otherwise to gain, or reduce, exposure to one or more asset classes or issuers. When seeking to effect or create investment leverage, the Fund typically will use derivatives transactions. The Fund may use futures contracts and options on futures contracts, in order to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect exposures to interest rates, or to hedge against portfolio exposures; put and call options, and exchange-traded and structured notes, to take indirect positions on indexes, securities, or other indicators of value, or to hedge against portfolio exposures.
Additionally, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including United States agency mortgage-backed securities that forward-settle (e.g., “To Be Announced” Securities” (“TBAs”)). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls), which may create investment leverage.
Portfolio securities may be sold at any time. Sales typically occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target. The Fund’s investment strategy may involve active and frequent trading of portfolio securities.
The Fund is classified as a non‑diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
The principal risks affecting the Fund that can cause a decline in value are:

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Recently, there have been inflationary price movements, which have caused fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre‑paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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LIBOR phase out/transition risk: the London Interbank Offered Rate (“LIBOR”) has historically been the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR has also historically been a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance.    LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, which may only occur in creation units. To satisfy such redemptions, the Fund may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Please see “debt securities risks – interest rate risk” herein for more information.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Although the Fund will not focus or concentrate its investments in companies within the real estate sector, the risk characteristics of the Fund’s portfolio will be closely tied to that of the real estate sector, which is described immediately below.

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real estate sector risk: the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local, regional, and general market conditions.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

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mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

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structured products and structured notes risk: the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the reference measure, are subject to counterparty risk and typically do not have direct rights against the reference measure. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws and may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity, reducing the Fund’s income and the value of the investment. At a particular point in time, the Fund may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including interest rate risk, credit risk and market risk.

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loan risk: the risk that (i) if the Fund holds a loan through another financial intermediary, or relies on a financial intermediary to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial intermediary; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund, because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. The Fund may invest in loans directly or indirectly by investing in shares of another investment company and in either case will be subject to the risks described above.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

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operational and information security risks: an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•	ETF related risks:

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authorized participant concentration risk: as an ETF, the Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” Only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase (or create) and redeem shares directly from the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

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secondary market trading risk: as an ETF, shares of the Fund trade on an exchange, the NYSE Arca, Inc. (the “Exchange”). The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

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absence of active market: although the Fund’s shares are currently listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV.

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early close/trading halt/delisting risk: trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of a Fund inadvisable. Additionally, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. The Fund must satisfy various standards established by the Exchange in order to ensure that Fund shares can continue to be listed for trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met.

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trading in fund shares is subject to expenses: most Fund investors will buy and sell Fund shares on the Exchange or on another secondary market. When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by brokers as determined by that broker. In addition, secondary market investors will also incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.”

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fund shares may be sold short: shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

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fund shares may trade at prices other than NAV: shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours in response to relative supply of and demand for Fund shares on the Exchange and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Fund shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of a shareholder’s investment. During such periods, shareholders may be unable to sell their shares, may pay significantly more than NAV when buying Fund shares, or may receive significantly less than NAV when selling Fund shares.

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active management risk: the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

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U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

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limited operating history risk: the Fund is newly formed and has no or a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non‑diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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non‑diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualification as a RIC under Subchapter M of the Code.

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restricted securities risk: the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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large shareholder risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders. Shareholder redemptions can only be effected in creation units of the Fund.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other investment vehicles sponsored or advised by the Adviser or a related party of the Adviser over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.
Performance
Because this is a new Fund that does not yet have an operating history, a bar chart and table describing the Fund’s annual performance are not yet available. Once available, information on the Fund’s investment results, including its NAV per share, can be obtained at no charge by calling (855) 937‑0772 or by visiting the Fund’s website at www.doubleline.com.
Investment Adviser
DoubleLine ETF Adviser LP is the investment adviser to the Fund.
Portfolio Managers
The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey E. Gundlach	Since the Fund’s inception in 2023	Portfolio Manager
Vitaliy Liberman	Since the Fund’s inception in 2023	Portfolio Manager
Ken Shinoda	Since the Fund’s inception in 2023	Portfolio Manager

Purchase and Sale of Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid‑ask spread”). Once the Fund commences operations, recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid‑ask spreads, will be available on the Fund’s website at www.doubleline.com.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax‑advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

Additional Information About
Principal Investment Strategies and Principal Risks
Commercial Real Estate ETF
Investment Objective
The Fund’s investment objective is to seek current income and capital preservation. As a secondary objective, the Fund seeks long-term capital appreciation. The Fund’s investment objective is non‑fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in commercial real estate instruments or other investments with economic characteristics similar to commercial real estate instruments, such as derivative instruments (including credit default swaps). These investments include agency and non‑agency commercial mortgage-backed securities, commercial real estate collateralized loan obligations (“CLOs”), Real Estate Mortgage Investment Conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property (“REMICs”) and Re‑REMICs (which are REMICs that have been re‑securitized), and single asset, single borrower loans.
The Fund may also invest in securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations, as well as cash and cash equivalents.
The Fund’s investments may bear fixed or variable interest rates of any maturity. The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of such policy. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days in advance of the change.
The Fund expects to invest primarily in instruments rated, at the time of purchase, A‑ to AAA by S&P or the equivalent by any other nationally recognized statistical rating organization.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other registered investment companies, including other open‑end or closed‑end investment companies and ETFs, in each case affiliated or unaffiliated with the Fund. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations. When determining compliance with its 80% policy, the Fund will consider the underlying investments of any investment companies in which it invests, to the extent practicable.
In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.
The portfolio managers utilize active asset allocation in managing the Fund’s investments and have significant latitude to invest across fixed income sectors with varying weightings.
The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the portfolio managers intend to seek to construct an investment portfolio with a dollar-weighted average effective duration of three years or less. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The effective duration of the Fund’s investment portfolio may vary materially from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed three years at any time. The Fund may invest in individual securities of any maturity or duration.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, exposure to one or more asset classes or issuers. When seeking to effect or create investment leverage, the Fund typically will use derivatives transactions. The Fund may use futures contracts and options on futures contracts, in order to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; put and call options, and exchange-traded and structured notes, to take indirect positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures.
Portfolio securities may be sold at any time. Sales typically occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target. The Fund’s investment strategy may involve active and frequent trading of portfolio securities.
The Fund is classified as a non‑diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
The Fund’s principal risks are listed below. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are the following:

•	Active Management Risk
•	Collateralized Debt Obligations Risk
•	Counterparty Risk
•	Debt Securities Risks
•	Derivatives Risk
•	ETF Related Risks
•	Financial Services Risk
•	Investment Company and Exchange-Traded Fund Risk
•	Large Shareholder Risk
•	Leveraging Risk
•	Limited Operating History Risk
•	Liquidity Risk
•	Loan Risk
•	Market Risk
•	Mortgage-Backed Securities Risk
•	Non‑Diversification Risk
•	Operational and Information Security Risk
•	Portfolio Turnover Risk
•	Real Estate Sector Risk
•	Restricted Securities Risk
•	Securities or Sector Selection Risk
•	Structured Products and Structured Notes Risk
•	U.S. Government Securities Risk
•	Valuation Risk

Please see page 25 of this Prospectus for more information regarding these risks.
Mortgage ETF
Investment Objective
The Fund’s investment objective is to seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index, the Bloomberg U.S. Mortgage-Backed Securities Index, over a full market cycle. The Fund’s investment objective is non‑fundamental, which means the Fund may change its investment objective without shareholder approval or prior notice.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in residential mortgage-backed securities (RMBS) and other residential mortgage-related securities (together, “Residential Mortgage Securities”) deemed to be rated investment grade at the time of purchase. Residential Mortgage Securities in which the Fund may invest include, without limitation: residential mortgage-related securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities; pass-through securities, including government, private, and multiclass pass-through securities; stripped mortgage securities (interest-only and principal-only securities); mortgage servicing rights; single-family rental-related securities (“SFRs”); collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property (“REMICS”) and Re‑REMICs (which are REMICs that have been re‑securitized); loan participations and similar instruments; credit risk transfer securities that, while not backed by mortgage loans, have credit exposure to a pool of mortgage loans acquired by the government-sponsored entity or private entity issuing the securities; instruments backed by collateral such as performing, non‑performing (i.e., loans currently delinquent or in default) and/or re‑performing loans (i.e., loans previously, but no longer, delinquent or in default) loans, qualified and non‑qualified mortgage loans; and mortgage-related derivatives such as inverse floaters (instruments whose coupon rate is inversely related to the reference rate), inverse interest-only securities and repurchase agreements. The Fund’s investments may bear fixed or variable interest rates of any maturity. The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of such policy. If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days in advance of the change.
The Adviser expects normally to invest at least 50% of its net assets (plus the amount of any borrowings for investment purposes) in Residential Mortgage Securities issued and guaranteed by the U.S. government, its agencies, instrumentalities or sponsored corporations such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).
Although under normal circumstances the Fund intends to invest primarily in Residential Mortgage Securities deemed to be rated investment grade (i.e., securities rated Baa3/BBB‑ or higher) at the time of purchase, the Fund may also invest in certain other fixed-income securities as contemplated herein, including derivatives, U.S. government securities, and other cash and cash-equivalents.
The Fund may pursue its investment objective and obtain exposures to some or all of the asset classes described above by investing in other registered investment companies, including other open‑end or closed‑end investment companies and ETFs, in each case affiliated or unaffiliated with the Fund. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations. When determining compliance with its 80% policy, the Fund will consider the underlying investments of any investment companies in which it invests, to the extent practicable.
In selecting among available Residential Mortgage Securities, the Fund expects to consider, among other things, available yield, duration characteristics, collateral quality, level of correlation to other risk assets, supply/demand technicals, and sponsor quality. The Fund may invest in any level of the capital structure of an issuer, including subordinated or residual tranches and the equity or “first loss” tranche.
The portfolio managers utilize active asset allocation in managing the Fund’s investments and have significant latitude to invest across fixed income sectors with varying weightings.
The Adviser has broad discretion to manage the Fund’s portfolio duration; however, the Adviser expects normally to construct an investment portfolio with a dollar-weighted average effective duration within two years (plus or minus) of that of its benchmark index, the Bloomberg U.S. Mortgage-Backed Securities Index, which was approximately 6 years as of March 1, 2023. The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration based on the Adviser’s view of, among other things, future interest rates and market conditions. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser. The Fund may invest in individual securities of any maturity or duration. The effective duration of the Fund’s investment portfolio may vary significantly from time to time and may be negative at certain times, and there is no assurance that the effective duration of the Fund’s investment portfolio will remain within the targeted range described above.
The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the purchase and sale of securities of different durations and through the use of derivatives and other instruments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including swaptions). The Fund may incur costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes, in lieu of cash investments or otherwise to gain, or reduce, exposure to one or more asset classes or issuers. When seeking to effect or create investment leverage, the Fund typically will use derivatives transactions. The Fund may use futures contracts and options on futures contracts, in order to gain efficient investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect exposures to interest rates, or to hedge against portfolio exposures; put and call options, and exchange-traded and structured notes, to take indirect positions on indexes, securities, or other indicators of value, or to hedge against portfolio exposures.
Additionally, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including United States agency mortgage-backed securities that forward-settle (e.g., “To Be Announced” Securities” (“TBAs”)). The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls), which may create investment leverage.
Portfolio securities may be sold at any time. Sales typically occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target. The Fund’s investment strategy may involve active and frequent trading of portfolio securities.
The Fund is classified as a non‑diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
The Fund’s principal risks are listed below. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield, and total return are the following:

•	Active Management Risk
•	Counterparty Risk
•	Debt Securities Risks
•	Derivatives Risk
•	ETF Related Risks
•	Financial Services Risk
•	Investment Company and Exchange-Traded Fund Risk
•	Large Shareholder Risk
•	Leveraging Risk
•	Limited Operating History Risk
•	Liquidity Risk
•	Loan Risk
•	Market Risk
•	Mortgage-Backed Securities Risk
•	Non‑Diversification Risk
•	Operational and Information Security Risk
•	Portfolio Turnover Risk
•	Real Estate Sector Risk
•	Restricted Securities Risk
•	Securities or Sector Selection Risk
•	Structured Products and Structured Notes Risk
•	U.S. Government Securities Risk
•	Valuation Risk

Please see page 25 of this Prospectus for more information regarding these risks.

Other Information Regarding Principal Investment Strategies
All percentage limitations and requirements as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with a Fund’s limitation or requirement.
For purposes of applying any limitations on a Fund’s investments in such bonds, when an investment is rated by more than one nationally recognized securities rating organization, the Adviser will utilize the highest credit rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund’s assets in securities rated investment grade) except where a Fund has a policy to invest a certain minimum percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest credit rating that applies to that investment.
Generally, this Prospectus uses the terms debt security, debt obligation, debt instrument, bond, fixed-income instrument, fixed-income obligation and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. Each of these terms is interpreted broadly and would include any instrument or security evidencing a payment obligation, such as an IOU. Interests representing corporate ownership may also be a debt obligation for these purposes if, for example, the interest represents an indirect or derivative interest in one or more payment obligations. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. This Prospectus also uses the term hybrid security to refer to a security that the Adviser or a third party creates by combining an income-producing debt security and the right to receive payment based on the change in the price of an equity security.
Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. The value of each Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in a Fund could go down as well as up. You can lose money by investing in a Fund. When you sell your shares of a Fund, they could be worth more or less than what you paid for them.
Each Fund is affected by changes in the economy, in portfolio securities and in the various markets for financial instruments. There is also the possibility that investment decisions a Fund’s Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
The Funds’ principal risks are listed below. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. The order of the below principal risks does not necessarily indicate the significance of any particular risk factor. Each Fund may be more susceptible to some of the risks than others. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund. References to the “Adviser” in the descriptions of the risks below refer to the Adviser and/or the sub‑adviser of each Fund, as applicable.
Active Management Risk
The risk that a Fund may fail to meet its investment objective and that a Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among the asset classes, sectors, underlying funds and/or investments in which it invests. It is possible that the Adviser’s judgements about the attractiveness, value and potential performance of asset classes, sectors, underlying funds, and/or investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. You could lose money on your investment in a Fund as a result of these judgements and allocation decisions. To the extent that a Fund invests a significant portion of its assets in a single or limited number of asset classes, sectors, underlying funds, or investments, it will be particularly sensitive to the risks associated with the asset classes, sectors, funds, or investments in which it invests. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

Collateralized Debt Obligations Risk (Commercial Real Estate ETF only)
CDOs are a type of asset-backed security, and include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The holders of interests in the most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments go into default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt obligations.
Counterparty Risk
A Fund will be subject to credit risk presented by another party (whether a clearing corporation in the case of exchange-traded or cleared instruments or another third party in the case of over‑the‑counter instruments) that promises to honor an obligation to a Fund with respect to the derivative contracts and other instruments entered into by a Fund. There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and/or obtaining any recovery from the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided and is entitled to recover. If a Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union (“EU”), the United Kingdom (the “UK”) and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU or the UK, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Subject to certain U.S. federal income tax limitations, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

Debt Securities Risks
Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument.
Credit risk: refers to the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to a Fund when they are due. If an investment’s issuer, counterparty or other obligor fails to pay interest or otherwise fails to meet its obligations to a Fund, the value of the investment might be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Actual or perceived changes in the financial condition of an obligor, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets. Credit risk is heightened to the extent a Fund has fewer counterparties.
In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of repayment. They are not guarantees as to quality and they do not reflect market risk.
Extension risk: refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest rate risk: refers to the risk that the values of debt instruments held by a Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.
The values of variable and floating rate debt securities are generally less sensitive to interest rate changes, as compared to fixed rate debt instruments, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A floating rate debt security’s interest rate depends on the characteristics of the reset terms, including the index chosen and the frequency of reset and reset caps or floors, among other things. Conversely, floating rate securities will not generally increase in value at all or to the same extent as fixed rate instruments when interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a Fund’s NAV.
LIBOR Phase Out/Transition Risk: LIBOR has historically been the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR has been available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR has also historically been a significant factor in relation to a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and has been used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the UK’s financial regulatory body, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning and implementing the transition away from LIBOR to these new rates, including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, but there are obstacles to converting certain securities and transactions. Markets are developing slowly and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. For example, there are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms include or are related to LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect a Fund’s performance or NAV.
Prepayment/Reinvestment Risk: Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre‑paid and the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those investments at a premium, accelerated prepayments on those investments could cause a Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from a Fund’s portfolio may decline when a Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by a Fund from its investments is likely to have a negative effect on the dividend levels, NAV and/or overall return of a Fund.
Investments in debt securities can also result in conflicts of interest with respect to other investments in the capital structure of issuer. The Adviser and certain of its affiliates manage a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Adviser’s or its affiliates’ clients or strategies. For example, the Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of an MBS that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts—Broad and Wide-Ranging Activities” for more information.
Derivatives Risk
A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Any use of derivatives strategies entails the risks of investing directly in the securities, instruments, or assets underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.
A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument defaults and/or becomes insolvent, a Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and a Fund could lose significantly more than the amount it invests. Because most derivatives involve contractual arrangements with a counterparty, a Fund’s ability to enter into them requires a willing counterparty. A Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.
Derivatives may be difficult to value, illiquid and/or volatile. A Fund may not be able to close out or sell a derivative position at an advantageous price or time.
Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.
A Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases a Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
When a Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, that Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When a Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such regulation could impair the effectiveness of a Fund’s derivatives transactions or its ability to effect its investment strategy and cause a Fund to lose value. In particular, the U.S. government, the United Kingdom and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make its derivatives transactions more expensive and potentially impair its ability to effect its investment strategy. U.S. government legislation providing for regulation of the derivatives market also includes clearing, reporting, and registration requirements, which could restrict a Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union and the United Kingdom (and some other countries) have implemented or are in the process of implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty subject to such requirements.
Rule 18f‑4 governs a Fund’s use of derivative investments and certain financing transactions. Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value‑at‑risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) to a limited degree are not subject to the full requirements of Rule 18f‑4. Regulatory limitations on derivatives transactions could have the effect of restricting the Fund’s use of derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective.
LIBOR has historically been a significant factor in determining a Fund’s payment obligations under a derivative investment and a derivative investment’s value, and has been used in other ways in respect of derivatives in which a Fund may invest. The administrator of LIBOR no longer publishes most LIBOR settings on a representative basis and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There are obstacles to converting certain securities and transactions to new reference rates. The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Phase Out/Transition Risk” in this Prospectus and in the Fund’s SAI for more information.
While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives markets activities cannot be reliably predicted. Current and future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value.

ETF‑Related Risks
Authorized participant concentration risk: because the Fund is an ETF, only a limited number of Authorized Participants are authorized to purchase (or create) and redeem shares directly from the Fund. If these institutions exit the business or are unable to process creation and/or redemption orders with respect to the Fund, or are unavailable to purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other Authorized Participant agrees to create or redeem, or purchase or sell securities, as applicable, the arbitrage mechanism for keeping the market price of Fund shares trading at or close to the Fund’s per share NAV may be impaired, and Fund shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting. These risks may be more pronounced in volatile markets, particularly where there are significant redemptions in ETFs generally.
Secondary market trading risk: shares of the Fund trade on the Exchange and face numerous trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

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absence of active market: although the Fund’s shares are currently listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV.

The Funds’ shares may be listed or traded on exchanges or markets other than the Exchange (where each Fund’s primary listing is maintained), and may otherwise be made available to non‑U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Funds’ shares will continue to trade on any such stock exchange or in any market or that the Funds’ shares will continue to meet the requirements for listing or trading on any exchange or in any market, including the Exchange. The Funds’ shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker-dealer direct their trades for execution.

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early close/trading halt/delisting risk: trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of a Fund inadvisable. Additionally, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. The Fund must satisfy various standards established by the Exchange in order to ensure that Fund shares can continue to be listed for trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met.

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trading in fund shares is subject to expenses: most Fund investors will buy and sell Fund shares on the Exchange or on another secondary market. When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by brokers as determined by that broker. In addition, secondary market investors will also incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The spread varies over time for shares of a Fund based on trading volume and market liquidity, and is generally narrower if the Fund has more trading volume and market liquidity and is wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. There may also be regulatory and other charges that are incurred as a result of trading Fund shares.

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fund shares may be sold short: shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

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fund shares may trade at prices other than NAV: shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours in response to relative supply of and demand for Fund shares on the Exchange and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Fund shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of a shareholder’s investment. During such periods, shareholders may be unable to sell their shares, may pay significantly more than NAV when buying Fund shares, or may receive significantly less than NAV when selling Fund shares.

Financial Services Risk
Financial services companies are subject to extensive governmental regulation which may limit both the amounts and the types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector, especially when financial services companies are exposed to non‑diversified or concentrated loan portfolios. Financial losses associated with investment activities can negatively impact the sector, especially when financial services companies are exposed to financial leverage. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Investment Company and Exchange-Traded Fund Risk
Investments in open‑end and closed‑end investment companies, and other pooled investment vehicles, including any ETFs or money market funds, involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the investment company or ETF. A Fund must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other investment vehicles sponsored or advised by the Adviser or a related party of the Adviser or other investment products sponsored or managed by DoubleLine or its related parties over investment companies or products sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations. For example, the Adviser or its related parties may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the Adviser receives for managing a Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. The Funds’ Adviser or the adviser to such other DoubleLine funds will reduce their advisory fees to avoid payment of fees by the Funds for duplicative advisory services. This reduction in advisory fees will reduce, but will not eliminate, the conflicts described above.
Any investment company or ETF in which a Fund invests may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Shares of a closed‑end investment company or ETF may expose a Fund to risks associated with leverage and may trade at a premium or discount to the NAV of the closed‑end fund’s or the ETF’s portfolio securities depending on a variety of factors, including market supply and demand. Money market mutual funds in which a Fund may invest are subject to Rule 2a‑7 of the 1940 Act, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. Money market funds are not designed to offer capital appreciation. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such a fund’s liquidity falls below required minimums, which may adversely affect a Fund’s returns or liquidity.

The acquisition of shares of a Fund by registered investment companies , and the acquisition by a Fund of shares of registered investment companies, are subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act , including Rule 12d1‑4.
Large Shareholder Risk
Certain account holders, including the Adviser or funds or accounts over which the Adviser (or a related party of the Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. For example, the Adviser and/or its related parties currently provide asset allocation investment advice, including recommending the purchase and/or sale of shares of the Funds, to a number of large investors, and a large percentage of the DoubleLine Multi-Asset Growth Fund’s shares are currently held by such investors. The Funds are subject to the risk that a redemption by large shareholders of all or a portion of their Fund shares or a purchase of Fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the Adviser (or a related party of the Adviser), will adversely affect a Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs and/or lead to the liquidation of the Fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Shareholder redemptions can only be effected in Creation Units of the Fund.
Leveraging Risk
The Funds may use or create investment leverage in seeking to achieve their respective investment objective. Certain transactions, including, for example, when-issued, delayed-delivery, and forward commitment purchases, inverse floaters, loans of portfolio securities and the use of some derivatives, can result in leverage. In addition, a Fund may achieve investment leverage by borrowing money. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to a Fund. There is risk of loss in excess of invested capital. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may also require a Fund to liquidate its other holdings at disadvantageous times and prices in order to satisfy repayment, interest payment, or margin obligations. See “Borrowing Risk” in the SAI.
Limited Operating History Risk
The Funds are newly formed and have no or a limited operating history for investors to evaluate. Such Funds may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Funds fail to achieve sufficient scale, they may be liquidated.
Liquidity Risk
Liquidity risk is the risk that a Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent a Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, a Fund may have to sell an investment at a lower price than the price at which the Fund is carrying the investments, may not be able to sell the investments at all, may miss other investment opportunities and may hold investments it would prefer to sell, any of which would have a negative effect on the Fund’s performance and may cause a Fund to hold an investment longer than the Adviser would otherwise determine. It is possible that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if a Fund sells investments with extended settlement times (e.g., certain kinds of loans (see “Loan Risk”)), the settlement proceeds from the sales will not be available to meet the Fund’s redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, a Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect a Fund’s performance. If another fund or investment pool in which a Fund invests is not publicly offered or there is no public market for its shares or accepts investments subject to certain legal restrictions, such as lock‑up periods implemented by private funds, a Fund will typically be prohibited by the terms of its investment from selling or redeeming its shares in the fund or pool, or may not be able to find a buyer for those shares at an acceptable price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for a Fund to determine a fair value of an illiquid investment than those of more liquid comparable investments.
Bond markets have consistently grown over the past three decades while the growth of capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
Loan Risk
Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). The risks of investing in loans include the risk that the borrowers on loans held by a Fund may be unable to honor their payment obligations due to adverse conditions in the industry or industries in which they operate.
The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.
In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of a Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.
During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, a Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund as holder of a partial interest in a loan could be held liable as co‑lender for acts of the agent lender.

Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when a Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws. In addition, a limited number of states require purchasers of certain loans, primarily consumer loans, to be licensed or registered in order to own the loans or, in certain states, to collect a rate of interest above a specified rate. As of the date of this Prospectus, each Fund does not hold any such license or registration in any states where a license or registration is required, and there can be no assurance that any Fund will timely or ever obtain any such licenses or registration.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to loans.
Additional risks of investments in loans may include:
Agent/Intermediary Risk. If a Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if a Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.
Collateral Impairment Risk. Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. This risk is increased if the Fund’s loans are secured by a single asset. In addition, a Fund’s interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, that all or some of the collateral may be illiquid, or that a Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. A Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase a Fund’s operating expenses and decrease its NAV.
Highly Leveraged Transactions Risk. A Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If a Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.
Stressed, Distressed or Defaulted Borrowers Risk. A Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, a Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect a Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

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Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

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The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk. Because there is limited public information available regarding loan investments, a Fund’s investments in such instruments are particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Interest Rate Benchmarks Risk. Interest rates on loans typically adjust periodically, often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be LIBOR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).
Some benchmark rates may reset daily; others reset less frequently. The interest rate on LIBOR-based loans is reset periodically, typically based on a period between 30 days and one year. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.
Certain loans may permit the borrower to change the base lending or benchmark rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.
The administrator of LIBOR no longer publishes most LIBOR settings on a representative basis and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There are obstacles to converting certain securities and transactions to new reference rates. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. Please see “Debt Securities Risks – LIBOR Phase Out/Transition Risk” above for more information.
Restrictive Loan Covenants Risk. Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.
Some of the loans in which a Fund may invest or to which a Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Senior Loan and Subordination Risk. In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
A Fund’s investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non‑public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after a Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit a Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.
If a borrower defaults on a collateralized senior loan, a Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the senior loan. Those assets may be illiquid, and a Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. A Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect a Fund in the event of a default of scheduled interest or principal payments.
A Fund can invest in senior loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized senior loans.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for a Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.
Settlement Risk. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans.
Servicer Risk. A Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to a Fund in respect of its investments or increase the costs associated with a Fund’s investments.
Foreign Loan Risk. Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as a Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.
Lender Liability. A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by a Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or a Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by a Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.
Market Risk
Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. The prices of investments can fall rapidly in response to developments affecting a specific company, industry, sector or asset class, or to changing economic, political, demographic, market or other conditions that can affect markets broadly, including disruptions caused by trade disputes, natural disasters, epidemics or pandemics, terrorism, or other events.

Returns from the securities in which a Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. In such an event, a Fund may find it difficult to sell its investments, and, for investments it is able to sell in such circumstances, the sales price may be significantly lower, and the trade settlement period may be longer, than anticipated.
Events surrounding the COVID‑19 pandemic have contributed to, and may continue to contribute to, significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects and the effects of other infectious illness outbreaks, epidemics or pandemics may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre‑existing political, social, economic, market and financial risks. These events may have a significant adverse effect on a Fund’s performance and on the liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and have the potential to impair the ability of the Adviser’s or a Fund’s other service providers to serve a Fund and could lead to operational disruptions that negatively impact a Fund.
Markets may, in response to governmental actions or intervention, or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment or other events, including a public health crisis, experience periods of high volatility and reduced liquidity. During those periods, the Funds may experience high levels of shareholder redemptions, which may only occur in Creation Units. To satisfy such redemptions, the Fund may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly volatile and/or illiquid. In such an event, the Fund may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. The fewer the number of issuers in which a Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Please refer to “Debt Securities Risks – Interest Rate Risk” above.
The United States government and the Federal Reserve and foreign governments and central banks may take steps to support financial markets. They might, for example, take steps to support markets and economic activity generally and to set or maintain low interest rates, such as by purchasing bonds or making financing broadly available to investors. Such actions may be intended to support certain asset classes or segments of the markets, but not others, and can have disproportionate, adverse, and unexpected effects on some asset classes or sectors, including those in which a Fund invests. For example, efforts by governments to provide debt relief to certain consumers or market participants or to support certain aspects of the market could significantly and adversely affect the value of a Fund’s investments, a Fund’s earnings, or a Fund’s risk profile, and have other unintended or unexpected effects. Other measures taken by governments and regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial or other crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s investments.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.
Political, social or financial instability, civil unrest, geopolitical tensions, wars, natural disasters and acts of terrorism are other potential risks that could adversely affect a Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with a Fund’s investments, including, among others, counterparty risk, debt securities risks, liquidity risk, and valuation risk.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. On January 31, 2020, the UK left the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.
Mortgage-Backed Securities Risk
Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities. Investments by a Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non‑payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to a Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Funds also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.
Mortgage-backed securities may be structured similarly to CDOs and may be subject to similar risks. See “— Collateralized Debt Obligations Risk” in the Prospectus and SAI for more information. For example, the cash flows from the collateral underlying the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.
Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance, if any, which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan‑to‑value ratio of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.
The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increase in a recession and potentially could begin to increase again. A decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage-related securities has resulted and again may result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for a Fund. It is possible that such limited liquidity in secondary markets could return and worsen.
Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many so‑called sub‑prime mortgage pools have become distressed during periods of economic distress and may trade at significant discounts to their face value during such periods.
Additionally, mortgage lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors may result in higher rates of delinquencies, defaults and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period (see “Adjustable Rate Mortgages” below for further discussion of adjustable rate mortgage risks). These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may contribute to higher delinquency and default rates on mortgage loans. Tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may contribute to a reduction in the prepayment rate for mortgage loans generally. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.
The U. S. Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally and markets generally. In addition, there may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Funds’ assets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that a Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Commercial Mortgage-Backed Securities (“CMBS”) Risks (Commercial Real Estate ETF only). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay‑off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third-party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Adjustable-Rate Mortgages. Adjustable-Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.
In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.
Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.
Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose a Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose a Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.
Mortgage-backed securities are a type of asset-backed security and therefore are subject to the risks described above under “Asset-Backed Securities Investment Risk.”
Non‑Diversification Risk
A non‑diversified Fund may invest its assets in a smaller number of issuers than may a diversified fund. A non‑diversified Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of a non‑diversified Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. Some of the issuers in which a non‑diversified Fund invests also may present substantial credit or other risks. However, each Fund intends to satisfy the asset diversification requirements for qualification as a RIC under Subchapter M of the Code.
Operational and Information Security Risks
The Funds and their service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in a Fund. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to a Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. Furthermore, as a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Additionally, outside parties may attempt to fraudulently induce employees of a Fund or an Adviser or the Fund’s service providers to disclose sensitive information in order to gain access to a Fund’s infrastructure. Similar types of risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. In addition, cyberattacks involving a counterparty to a Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Funds, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Adviser or their service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different, evolving or unknown threats or risks may emerge in the future. The Adviser and the Funds do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Funds.
Portfolio Turnover Risk
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark‑ups and bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates). Such costs are not reflected in a Fund’s Total Annual Fund Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing the Fund’s investment return. A Fund and its shareholders will also share in the costs and tax effects of portfolio turnover in any underlying funds in which a Fund invests.
Real Estate Sector Risk
The value of a Fund’s portfolio could change in light of factors affecting the real estate sector. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local, regional, and general market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.
To the extent that a Fund invests in real estate related investments, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.
Commercial real estate-related investments may decline in value as a result of factors affecting the real estate sector (and, in particular, the commercial real estate markets), such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local, regional, and general market conditions. Commercial real estate loans are secured by commercial property and are subject to the risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily on the successful operation of such property. If a borrower’s net operating income is reduced due to changing national, regional or local economic conditions, changes in business demand, social unrest and civil disturbances, political unrest, global health crises, or other reasons, then the borrower’s ability to repay the loan may be impaired. Tenant mix, success of tenant businesses, property management decisions, property location and conditions, competition from comparable properties, changes in laws that increase operating expenses or limit rents that may be charged, the need to address environmental issues associated with a property, declines in real estate values, increases in interest rates or taxes, and increase in regulatory and compliance costs can all negatively affect returns on investments in commercial real estate.
Restricted Securities Risk
A Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time, and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
Securities or Sector Selection Risk
Securities or Sector Selection Risk refers to the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of a portfolio manager’s choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors. Although neither Fund will focus or concentrate its investments in companies within the real estate sector, the risk characteristics of each Fund’s portfolio will be closely tied to that of the real estate sector, which is described above.
Structured Products and Structured Notes Risk
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.
The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. A Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.
Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors”. These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry-standard floating rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.
Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.
The Adviser and certain of its affiliates manage a wide variety of accounts and investment strategies. Investments made on behalf of one client or strategy can raise conflict of interest issues with other of the Adviser’s clients or strategies. For example, the Adviser may cause a client to purchase an issuer’s debt security and cause another client to purchase a different debt security of the same issuer, such as a different bond of the issuer or different tranche of a mortgage-backed security that is subordinated to the investment held by other clients. Please refer to the section of the SAI entitled “Conflicts—Broad and Wide-Ranging Activities” for more information.
U.S. Government Securities Risk
Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. No assurance can be given that the U.S. Government will provide financial support to its agencies and sponsored entities if it is not obligated by law to do so.
In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect a Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by a Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on a Fund’s portfolio.
The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.
Valuation Risk
Valuation risk is the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that a Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of each Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by a Fund may involve the significant use of unobservable and non‑market inputs. Certain securities in which a Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause a Fund to value its investments incorrectly. Incorrect valuations of a Fund’s portfolio holdings could result in a Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
Temporary Defensive Strategies
When attempting to respond to adverse market, economic, political, or other conditions, subject to the applicable limitations described below, the Commercial Real Estate ETF and the Mortgage ETF may take temporary defensive positions that may be inconsistent (including materially inconsistent) with such Fund’s principal investment strategies. The Adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund’s exposure to such adverse conditions under the circumstances. In implementing these strategies, the Commercial Real Estate ETF and the Mortgage ETF may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, derivative instruments, cash or money market instruments (including, money market funds), or any other securities or instruments that the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, a Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. A Fund may also use derivatives, such as futures contracts and interest rate swaps, as an efficient means to adjust the Fund’s interest rate, credit, and other exposures in connection with taking such temporary defensive positions. During periods when a Fund has taken temporary defensive positions, the Fund may not achieve its investment objective.
Portfolio Holdings Information
A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Management of the Funds
Investment Adviser
DoubleLine ETF Adviser LP (“DoubleLine” or the “Adviser”) serves as the investment adviser for each Fund. The Adviser operates at 2002 North Tampa Street, Suite 200, Tampa, Florida 33602 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser has been an investment adviser to the Funds since the inception of each Fund. The Adviser manages the investment portfolios and business affairs of the Funds pursuant to Investment Management Agreement between each Fund and the Adviser.
The Adviser has filed for exemptive relief that would permit the Adviser, with Board approval but without shareholder approval, to hire a sub‑adviser, materially amend the terms of an agreement with a sub‑adviser (including an increase in its fee), or continue the employment of a sub‑adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any such changes. There is no assurance that the exemptive relief will be granted.
Portfolio Managers
The following individuals serve as portfolio managers and are together jointly and primarily responsible for the day‑to‑day management of the Funds’ portfolios as indicated below. Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation, and the portfolio managers’ ownership of shares of the Fund(s) they manage.

Portfolio Manager	Length of Service	Business Experience during the Past 5 Years
Jeffrey E. Gundlach	DoubleLine Mortgage ETF (Since the Fund’s inception in 2023)	Mr. Gundlach is the founder and Chief Executive Officer (CEO) of DoubleLine Capital LP and is Chief Investment Officer (CIO) of DoubleLine Capital LP. Mr. Gundlach has been CEO and CIO of DoubleLine Capital LP since its inception in December 2009.

Morris Chen	DoubleLine Commercial Real Estate ETF (Since the Fund’s inception in 2023)	Mr. Chen joined DoubleLine in 2009. He is the lead Portfolio Manager overseeing the Commercial Mortgage-Backed Securities (CMBS) and Commercial Real Estate (CRE) Debt team. He is a permanent member of the Fixed Income Asset Allocation and Structured Products Committees.

Mark Cho	DoubleLine Commercial Real Estate ETF (Since the Fund’s inception in 2023)	Mr. Cho joined DoubleLine in 2013. He is a Portfolio Manager responsible for the CMBS credit platform at DoubleLine.

Vitaliy Liberman	DoubleLine Mortgage ETF (Since the Fund’s inception in 2023)	Mr. Liberman joined DoubleLine in 2009. He is the lead Portfolio Manager overseeing the Agency mortgage team. Mr. Liberman is a permanent member of the Fixed Income Asset Allocation Committee. He is a CFA charterholder.

Ken Shinoda	DoubleLine Mortgage ETF (Since the Fund’s inception in 2023)	Mr. Shinoda joined DoubleLine in 2009. He is the Chairman of the Structured Products Committee and the lead Portfolio Manager overseeing the Non‑Agency Residential Mortgage-Backed Securities (RMBS) team. He is a permanent member of the Fixed Income Asset Allocation Committee. He is a CFA charterholder.

Robert Stanbrook	DoubleLine Commercial Real Estate ETF (Since the Fund’s inception in 2023)	Mr. Stanbrook joined DoubleLine in 2019. He is a Portfolio Manager responsible for the CRE loan platform as well as DoubleLine’s CRE CLO portfolio. Prior to DoubleLine, Mr. Stanbrook was a Principal and Chief Credit Officer with Narrative Capital Management since 2017.
Advisory Agreement
The Trust and DoubleLine have entered into an Investment Advisory and Management Agreement in respect of each Fund (the “Advisory Agreement”), under the terms of which the Funds have employed the Adviser to manage the investment of the assets of the Funds, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds’ business affairs, subject to the oversight of the Board of Trustees. The Advisory Agreement between the Trust and the Adviser provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, dividends and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, acquired fund fees and expenses, accrued deferred tax liabilities, distribution fees or expenses, and any extraordinary expenses (such as litigation).
Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses incurred by them, fees at the following annual rates:

Fund	Contractual Annual Management Fee Rate (As a Percentage of the Fund’s Average Daily Net Asset Value)
DoubleLine Commercial Real Estate ETF	0.39%
DoubleLine Mortgage ETF	0.49%
The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser, including its officers, directors, and partners, shall not be subject to any liability to the Trust or any Fund, or to any shareholder, officer, director, partner, or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement.
A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement with respect to the Funds will be contained in the Funds’ annual report to shareholders for the period ended September 30, 2023.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds.
Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.
The Trust’s Second Amended and Restated Agreement and Declaration of Trust requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre‑suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the Trustees determine not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws. The Trust’s Second Amended and Restated Agreement and Declaration of Trust also provides that Delaware law will govern the rights and obligations of the Trustees and shareholders but excepts out the duties and liabilities of trustees with respect to matters arising under federal securities laws.
This Prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of a Fund. Neither this Prospectus, the SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person.
Additional shareholder information, including how to buy and sell shares of the Funds, is available free of charge by calling toll-free: (855) 937‑0772.
Purchase and Sale of Fund Shares
Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Funds are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded securities which are bought and sold at market price. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per‑share price differential. The Funds’ shares trade on the Exchange using the following ticker symbols.

Fund	Ticker Symbol
DoubleLine Commercial Real Estate ETF	DCMB
DoubleLine Mortgage ETF	DMBS
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Secondary Market Trading Prices and Costs
The secondary market price of a Fund’s shares changes throughout the trading day based on market forces such as supply and demand, economic conditions and other factors. Therefore, the prices at which investors trade Fund shares may differ from the Fund’s daily NAV. A Fund’s shares may trade throughout the trading day at prices greater (premium) or less (discount) than the Fund’s NAV.
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that often apply to equity transactions on exchanges. When buying or selling shares of a Fund through a broker-dealer, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price quoted by the broker-dealer with whom you are buying or selling Fund shares. The spread varies over time for shares of a Fund based on the Fund’s trading volume and market liquidity, and is generally narrower if the Fund has high trading volume and market liquidity, and wider if the Fund has less trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Calculation of NAV
Each Fund calculates its NAV once on each day the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Each Fund generally values its securities and other assets and calculates its NAV as of the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early, as in the case of scheduled half‑day trading or unscheduled suspensions of trading, each Fund will calculate its NAV as of the earlier closing time. Generally, the NYSE is closed on weekends and the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.1
Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available, such as if trading in a particular security was halted during the day and does not resume prior to the time a Fund calculates its NAV, or the Funds reasonably believe that the market prices are unreliable, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to Rule 2a‑5 under the 1940 Act, these fair value methods are implemented by the Adviser’s Valuation Sub‑Committee in its capacity as the Board’s valuation designee. The determination of a security’s fair value price often involves the consideration of a number of factors, is subjective in nature, and is therefore subject to the unavoidable risk that the fair value assigned to a security may be higher or lower than the security’s value would be if reliable market quotations for the security were readily available.

[1]	In addition to days on which the New York Stock Exchange is closed, the Funds are also closed for business on Columbus Day and Veterans Day and do not calculate their NAV on those days.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Adviser’s Valuation Sub‑Committee in its capacity as the Board’s valuation designee.
Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued for Fund shares. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Although a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
The Board has not adopted policies and procedures with respect to frequent purchases and sales of Fund shares by Fund shareholders in the secondary market because such transactions do not involve the Fund directly. Therefore, secondary market trades are unlikely to disrupt management of a Fund’s portfolio, increase a Fund’s transaction costs or cause a Fund to realize capital gains, or result in other potential harmful effects of frequent purchases and sales. Indeed, active trading of a Fund’s shares is a key element in helping to ensure a properly functioning arbitrage mechanism so that a Fund’s shares trade on the secondary market at or close to NAV.
The Board also has not adopted policies and procedures with respect to frequent purchases (creations) and redemptions of Fund shares in Creation Units directly with Authorized Participants. Purchases (creations) and redemptions of Creation Units are generally effected in‑kind and thus are unlikely to cause the harmful effects that may result from frequent purchases and sales of fund shares. Each Fund also imposes transaction fees on in‑kind purchases (creations) and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting in‑kind trades. These fees may increase if an Authorized Participant substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances.
Distributions
The Funds will distribute dividends of net investment income at least monthly. Each Fund will distribute net realized short-term capital gains and net realized long-term capital gains, if any, at least annually. Dividends and other distributions on shares of a Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Funds.
Distributions are paid by each Fund in cash. No dividend reinvestment service is provided by the Funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Funds for reinvestment of their dividend distributions. Beneficial owners should contact their broker-dealer to determine the availability and costs of the service and the details of participation therein. Broker-dealers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the applicable Fund(s) purchased in the secondary market.
Taxes
This section provides a summary of certain U.S. federal income tax considerations relevant to an investment in a Fund; it is not intended to be a full discussion of tax laws and the effects of such laws on you, or to address all aspects of taxation that may apply to specific types of shareholders, such as foreign persons. Furthermore, this discussion is based on the Code and Treasury regulations issued thereunder that are in effect as of the date of this Prospectus, which provisions are subject to change, including retroactively. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor regarding your investment in a Fund (including the status of your distributions from the Fund). Additional tax information may be found in the SAI.

Taxes on Dividends and Distributions. For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions that a Fund properly reports to you as gains from investments that a Fund owned (or is deemed to have owned) for more than one year (“Capital Gain Dividends”) generally are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less and gains on the sale of or payments on bonds characterized as having market discount generally are taxable to you as ordinary income. Distributions of investment income that a Fund properly reports to you as derived from qualified dividend income are taxed in the hands of individuals at the reduced rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Commercial Real Estate ETF and the Mortgage ETF do not expect a significant portion of its distributions to derive from qualified dividend income.
Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Funds do not expect a significant portion of their distributions to be eligible for the dividends received deduction for corporate shareholders.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361‑day period beginning on the date that is 180 days before the date on which the share becomes ex‑dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non‑corporate shareholders. Non‑corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91‑day period beginning 45 days before the shares become ex‑dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Distributions of income or gain attributable to derivatives with respect to REIT securities, including swaps, will not constitute qualified REIT dividends and will not be eligible for such deduction.
Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable in the manner described herein whether you receive them in cash or reinvest them in additional shares of a Fund.
A dividend or distribution received shortly after the purchase of Fund shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder, commonly referred to as “buying a dividend.”
Distributions by a Fund to retirement plans and other tax‑advantaged accounts that qualify for tax‑advantaged treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans and/or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and/or account and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan and/or account.
A Fund’s investment in certain debt obligations, derivatives and hedging transactions can cause a Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required at times to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements (see “Tax Status of the Funds” below). Such dispositions could result in realization of capital gains, including short-term capital gains generally taxable to shareholders at ordinary income rates when distributed to them.
Distributions by the Fund to shareholders that are not “United States persons” within the meaning of the Code (“non‑U.S. investors”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends or
(3) interest-related dividends, each as defined and subject to certain conditions described in the SAI, generally are not subject to withholding of U.S. federal income tax.
Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
If you are a non‑U.S. investor, please consult your own tax advisor regarding the tax consequences of investing in a Fund.
Taxes When Shares Are Sold. Assuming you hold Fund shares as a capital asset, any gain resulting from a sale of your shares in the Fund generally will be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you owned your shares. However, any capital loss on a sale of shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.
The cost basis of shares of a Fund acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Taxes on Purchases and Redemptions of Creation Units.
An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark‑to‑market their holdings) or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in‑kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Net Investment Income Tax. The Code generally imposes a 3.8% tax on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, net investment income generally includes dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption, exchange or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in a Fund.
Tax Status of the Funds. Each Fund intends to elect and to qualify and to be eligible to be treated each year as RIC under the Code, such that the Fund will not be subject to federal income tax on income and gains timely distributed to shareholders. In order to qualify for the special tax treatment accorded to a RIC and their shareholders, a Fund must meet requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income. A Fund could in some cases cure a failure to comply with these requirements, including by paying a Fund-level tax and, in the case of a diversification failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure, or if a Fund were otherwise to fail to qualify as a RIC, the Fund would be subject to federal income tax on its net income at regular corporate rates without reduction for distributions to shareholders. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to a Fund’s earnings and profits, thereby potentially diminishing shareholder returns.
Investments in Foreign Securities. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a Fund’s return on those securities may be decreased. If a Fund meets certain requirements with respect to its asset holdings, it will be eligible to elect to permit shareholders of the Fund to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Derivatives. A Fund’s use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders. In addition, the tax rules applicable to derivatives are in many cases uncertain under current law. An adverse determination, future guidance by the IRS or Treasury regulations, in each case with potentially retroactive effect, might bear adversely on a Fund’s ability to satisfy the distribution or other requirements to maintain its qualification as a RIC and avoid a fund-level tax.
Backup Withholding. A Fund will be required in certain cases to withhold on distributions paid to a shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.
Reporting. Shareholders will be advised annually as to the federal tax status of distributions made by a Fund for the preceding calendar year.
Consult your tax advisor about other possible tax consequences. This is a summary of certain U.S. federal income tax consequences of investing in the Funds. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund. For more information, see “Distributions and Taxes” in the SAI.
Creations and Redemptions
Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in Creation Units or multiples thereof. Each Authorized Participant enters into an authorized participant agreement with the Funds’ distributor, Foreside Fund Services, LLC (the “Distributor”).
Creation and Redemption Transactions
A creation transaction, which is subject to acceptance by the Distributor, generally begins when an Authorized Participant enters into an irrevocable creation order with a Fund and delivers to the Fund via its custodian the designated portfolio of securities (“Deposit Instruments”) to exchange the Deposit Instruments for a specified number of shares in volumes of Creation Units.
A redemption transaction generally begins when an Authorized Participant enters into an irrevocable redemption order with a Fund. The Fund then instructs the custodian to deliver a designated portfolio of securities (“Redemption Instruments”) that constitute the Creation Basket to the Authorized Participant in exchange for the individual Fund shares in volumes of Creation Units being redeemed.
Generally, the name and quantities of the instruments that constitute Deposit Instruments and Redemption Instruments (the “Creation Basket”) will be identical to and will correspond pro rata to the positions in a Fund’s portfolio (including cash positions) used to calculate the Fund’s NAV for that day. However, a Fund may accept “custom baskets” that are not identical in type and pro rata amount to the positions in the Fund’s portfolio. More information regarding custom baskets is contained in the Fund’s SAI.
To the extent a Fund engages in in‑kind transactions with an Authorized Participant, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”).
Information about the procedures regarding creation and redemption of Creation Units (including the cut‑off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Funds, a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Costs Associated with Creations and Redemptions
Authorized Participants are charged standard creation and redemption transaction fees by the Funds to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The fees are designed to help protect existing shareholders from any dilutive costs associated with purchasing and redeeming Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on any day such Authorized Participant creates a Creation Unit, and that fee amount does not vary regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day.
Similarly, the standard redemption transaction fee is charged to the Authorized Participant by the Funds on any day such Authorized Participant redeems a Creation Unit, and that fee amount does not vary regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. The Authorized Participant may also be required to cover certain brokerage, tax, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (subject to the maximum amount shown below for redemptions). The Authorized Participant may also bear the costs of transferring the Deposit Instruments to or Redemption Instruments from a Fund, as applicable.
The following table shows, as of the date of this Prospectus, the approximate value of one Creation Unit of each Fund, standard fees, the additional charge for creations and the maximum additional charge for redemptions (as described above):

Fund	Creation Unit Size[1]	Standard In‑Kind Creation/ Redemption Transaction Fee[1]	Maximum Variable Charge for Creations[2]	Maximum Variable Charge for Redemptions[2]
DoubleLine Commercial Real Estate ETF	20,000	$250	3.00%	2.00%
DoubleLine Mortgage ETF	20,000	$250	3.00%	2.00%

[1]	May be changed by the Adviser at any time.

[2]	This amount (inclusive of standard transaction fees), reflected as a percentage of the NAV per Creation Unit.
Variable charges maybe imposed up to the maximum amount indicated in the table above. Actual transaction costs may vary depending on the time of day an order is received or the nature of the securities to be purchased or sold. The Adviser may adjust the Transaction Fee to ensure that a Fund collects the extra expenses associated with brokerage commissions and other expenses incurred by the Fund to acquire any Deposit Instruments not part of the Creation Basket from the Authorized Participant. Each Fund reserves the right to not impose a standard or variable creation transaction fee, or to vary the amount of the variable transaction fee imposed, up to the maximum amount listed above, depending on the materiality of the Fund’s actual transaction costs incurred in purchasing securities with the cash received, or where the Adviser believes that not imposing the standard or variable transaction fee or varying the variable transaction fee would be in the best interests of the applicable Fund and its shareholders.
Premium/Discount and NAV Information
The Funds’ website, which is accessible free of charge, includes information that is updated on a daily basis, including, on a per share basis for each Fund, the prior business day’s NAV and the market closing price and a calculation of the premium or discount of the market closing price for Fund shares against such NAV. The Funds’ website will disclose the median bid‑ask spread for each Fund’s most recent 30 days based on the National Best Bid and Offer, as required by Rule 6c‑11(c)(1)(v) under the 1940 Act. The Funds will also provide any other information on their website regarding premiums/discounts that ETFs registered under the 1940 Act are required to provide from time to time.

Financial Highlights
Because the Funds have not commenced operations as of the date of this prospectus, financial highlights are not available.

PRIVACY POLICY

What Does DoubleLine Do With Your Personal Information?
This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.
Why do we need your personal information?
All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non‑public personal information to any third parties. DoubleLine uses its customers’ non‑public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.
Information we may collect
We may collect various types of personal data about you, including:

•
Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e‑mail address and your home and mobile telephone numbers;

•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;

•
Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•
Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information
DoubleLine may collect non‑public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.
Information Collected from Websites
Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.
We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt‑out.html.
How and why we may share your information
DoubleLine does not disclose any non‑public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•
It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

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DoubleLine will release any of the non‑public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•
In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non‑public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling (213) 633‑8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non‑public personal information.
Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California
DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act (CCPA).
Notice to “natural persons” residing in the European Economic Area (the “EEA”)
If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or

•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.
In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.
Notice to investors in Cayman Islands investment funds
If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.
Retention of personal information and security
Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;

•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or

•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.
We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.
Access To and Control of Your Personal Information
Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;

•	the right to rectify personal information;

•	the right to restrict the use of personal information;

•	the right to request that personal information is erased; and

•	the right to object to processing of personal information.
Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to DoubleLine customers outside the United States may not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.
If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.
Changes to DoubleLine’s Privacy Policy
DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change in accordance with applicable law.

DoubleLine ETF Trust
You can find more information about the Funds in the following documents:
Statement of Additional Information (SAI)
The Funds’ SAI provides more details about each Fund’s investments and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into this document and is legally considered part of this Prospectus. The SAI is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
Annual and Semi-Annual Reports
Additional information about each Fund’s investments is or will be available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ most recent fiscal year.
To Obtain Information
You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by contacting the Funds:
By Internet:
www.doubleline.com
By Telephone:
(855) 937‑0772
By Mail:
Write to:
DoubleLine ETF Trust
2002 N. Tampa Street, Suite 200
Tampa, FL 33602
Reports and other information about the Funds (including the statement of additional information) are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. No Fund or the distributor is offering to sell Fund shares to any person to whom the Fund may not lawfully sell its shares.
SEC File Number: 811-23746

DoubleLine || 2002 N. Tampa Street, Suite 200 || Tampa, FL 33602 || (855) 937-0772
ETFinfo@doubleline.com || www.doubleline.com
DL-ETFPRO